  EXHIBIT 99.1

The Leader in Automating IT Operations for SMB to Fortune 500 Companies DECEMBER 8, 2020 Investor Presentation RECURRING REVENUES | DISRUPTIVE PRICING | HIGH GROWTH NDVN

nDivision

The Leader in Automating IT Operations for SMB to Fortune 500 Companies

RECURRING REVENUES | DISRUPTIVE PRICING | HIGH GROWTH

NDVN
OTCMarkets

DECEMBER 8, 2020 Investor Presentation

Forward Looking Statements

DISCLAIMERS

This presentation of nDivision Inc. ("nDivision" or the "nD") is for informational purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The information contained herein is subject to change without notice and is based on publicly available information, internally developed data and other sources. Where any opinion or belief is expressed in this presentation, it is based on the assumptions and limitations mentioned herein and is an expression of present opinion or belief only.

This presentation should not be construed as legal, financial or tax advice to any individual, as each individual's circumstances are different. Readers should consult with their own professional advisors regarding their particular circumstances.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking information and forward-looking statements within the meaning of applicable Canadian and United States securities laws. Statements containing the words "believe", "expect", "intend", "should", "seek", "anticipate", "will", "positioned", "project", "risk", "plan", "may", "estimate" or, in each case, their negative and words of similar meaning are intended to identify forward-looking information. Forward-looking information involves risks and uncertainties including, but not limited to, nD's anticipated business strategies, anticipated trends in nD's business and anticipated market share, factors that could cause actual results or events to differ materially from those expressed or implied by the forward-looking information, general business, economic and competitive uncertainties, regulatory risks, risks associated with acquisitions and expansion, risks inherent in the information technology (IT) and internet sectors, other general risks of the IT industry as well as those risk factors disclosed elsewhere below.

Such statements are based upon the current beliefs and expectations of nD's management and are subject to significant business, social, economic, political, regulatory, competitive and other risks, uncertainties, contingencies and other factors. Many assumptions are based on factors and events that are not within the control of nD. Actual future results may differ materially from historical results or current expectations. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking information contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although nD has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on nD's current estimates, expectations and projections, which nD believes are reasonable as of the current date. nD can give no assurance that these estimates, expectations and projections will prove to have been correct. You should not place undue reliance on forward-looking information, which is based on the information available as of the date of this presentation. Forward-looking information contained in this presentation is as of the date of this presentation and, except as require by applicable law, nD assumes no obligation to update or revise them to reflect new events or circumstances.

Historical statements should not be taken as a representation that such trends will be replicated in the future. No statement in this presentation is intended to be nor may be construed as a profit forecast.

To the extent any forward-looking information in this Presentation constitutes "future-oriented financial information" or "financial outlooks" within the meaning of applicable securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading "Cautionary Note Regarding Forward Looking Statements". nDivision's actual financial position and results of operations may differ materially from management's current expectations and, as a result, the nD's revenue and expenses may differ materially from the revenue and expense profiles provided in this Presentation. Such information is presented for illustrative purposes only and may not be an indication of nDivision's actual financial position or results of operations.

Alan Hixon, CEO & Founder


nD

- CEO and founder at nDivision since 2011
- CEO at three technology companies
- Grew a start-up to $80m in 5 years
- Built strategic partnerships with IBM, Dell and Microsoft

nDivision Business Model

24/7

Cloud and On-Premise Support

We are uniquely positioned to manage cloud and datacenter systems and resolve IT problems 24/7 using our expertise in automation, AI and cognitive technologies

32 countries

Target Customers and Market

The leader in automating IT Operations for companies ranging from small businesses to Fortune 500 companies across 32 countries

90%+

Recurring Revenues

We are laser focused on services that are mission critical which generate long-term recurring revenues under contracts with an initial term of at least three years with annual or longer renewals

30 Days in Advance

Cash Flow Positive Contracts

Our direct contracts are invoiced monthly thirty days ahead of the month in which the services are provided and are almost always paid within net thirty days generating positive cash flow

What Differentiates Us

Intelligent Automation

~ 500,000 automations of human tasks in one year

~ $1,300,000 per year in labor cost reduction


500,000
400,000
300,000
200,000
100,000
-
2019
January
February
March
April
May
June
July
August
September
October
November
December
Autonomic Resolution = fully automated
Autonomic Assistance = partially automated

Automation: using software to replace tasks that humans would normally carry out

1. nDivision: 70% to 80% automation
2. Enterprise companies: 10% to 20% automation

   Large service providers: 20% to 30% automation
3. Intelligent Automation is faster and more accurate than humans
4. Due to our automation, customers typically reduce IT Operations costs by 40% to 60%
5. nDivision: 95%+ customer retention

Examples of Intelligent Automations

Simple Automation: disk space filling up

- Application data is filling up the disk space and threshold is breached
- Virtual Engineer responds to the disk threshold alert message
- Virtual Engineer clears down old logs and expands disk space
- Virtual Engineer expands disk space for the third time in 30 days
- Virtual Engineer escalates to human to perform root cause analysis

Complex Automation: satellite connectivity to ocean oil rigs

- Virtual Engineer monitors AccuWeather wave heights around rig
- Virtual Engineer detects that wave heights have exceeded eight feet
- Virtual Engineer warns rig, and IT support staff that comms may fail
- Virtual Engineer detects that wave heights have dropped but comms are down
- Virtual Engineer initiates a restart of the satellite connectivity

nDivision's Business is at an Inflection Point

We have all the components for growth and are ready to scale our business

Solid Foundation: 10 years in business • strong leadership team • $5m+ recurring revenues • proven technology • enterprise class systems and processes

Disruptive Pricing: 40% to 60% competitive advantage • rate card approach
self-service pricing portal • instant binding quotes

Routes to Market: Dell resells our services • adding more resellers
launching social media marketing

Microsoft Partnership: two-year relationship • multiple strategic initiatives

Lane Sorgen: 24-year Microsoft veteran joined nDivision in September as Chief Revenue Officer

Lane Sorgen, Chief Revenue Officer



24-Year Career Microsoft

- Vice President, South Central U.S.
- Vice President, Walmart Partnership
- Vice President, Small & Medium Business
- Managed a $2.4B annual business with 425 employees
- Designed the U.S. SMB sales and organization model
- Cumulative $18B of revenue over 24 years
- Orchestrated first $1 Billion annual deal

Lane Sorgen, Why nDivision?



IT Budget
$
IT Operations
Business Innovation

1. Never ending battle between IT Operations Costs & Business Innovation
2. Every company from Small Business to Fortune 500 is experiencing this pain point
3. Companies need to Innovate or get 'Ubered'
4. nD customers typically shift IT Operations savings to Business Innovation within 120 days
5. nD low cost migrations and Managed Services accelerate customers' transition to the cloud

Investment Highlights

Microsoft is leading with nDivision's Managed Services

Disruptive pricing through **automation, AI and cognitive**

Self-Service Pricing portal to drive **exponential growth**

90%+ recurring revenues with approximately 95% customer retention

Targeting **30% Adjusted EBITDA** when nDivision reaches scale

Thank You

nDivision Inc.

OTCQB: NDVN

nDivision.com

Alan Hixon, CEO

ahixon@ndivision.com

469-360-2981

linkedin.com/in/alan-hixon-92867bb/